EXHIBIT 10.37

ADDENDUM TO LEASE BETWEEN

OIII REALTY LIMITED PARTNERSHIP, AS LESSOR AND

BRIGHT MOUNTAIN HOLDINGS, INC., AS LESSEE

1.

ADDENDUM: This Addendum is attached to and made a part of the Lease. Any conflict between the terms of this Addendum and the Lease shall be controlled by this Addendum.

2.

LEASE INFORMATION SHEET: The Lease Informational Sheet is hereby deleted and replaced with the attached Lease Informational Sheet.

3.

PREMISES: For and in consideration of the mutual covenants herein contained, Lessor hereby leases to Lessee, and Lessee hereby rents from Lessor, those certain premises located at 6400 Congress Avenue, Suites 2050 and 2200, Boca Raton, Florida 33487 (“Premises”) which are situated within the building located at 6400 Congress Avenue, Boca Raton, Florida 33487 (“Building”).

4.

TERM. A. The term of this Lease shall be three (3) years and seven (7) months, commencing on the 15th day of August, 2015 and ending on the 14th day of March, 2019 (“Lease Term”). Lessee’s obligation for the payment of Rent shall commence on August 15, 2015 (“Amended Commencement Date”).

5.

RENEWAL: So long as Lessee is not in default hereunder, Lessee shall have the option to renew this Lease for one (1) additional three (3) year term, by providing Lessor written notice of the exercise thereof at least one hundred eighty (180) days prior to the end of the Lease Term. Failure to timely renew the Lease shall terminate all renewal options granted hereunder. The terms Lease Term and the Renewal Term are sometime referred to herein as the “Term.” The Gross Rent for the Renewal Term will be fair market value for like kind office space in Boca Raton, but in no event less than the Rent paid during the Lease Term set forth above plus annual increases set forth on the Lease Informational Sheet.

6.

NO DEFAULT: Lessee represents that all of the provisions of the Lease to be performed by Lessor have been fully and timely performed and complied with and the Lessor is not in default in any way whatsoever under the Lease, nor to the knowledge of the Lessee does there exist any condition or circumstance which, with the giving of notice or the passage of time, or both, would constitute or result in a default by Lessor under the Lease.

7.

TENANT IMPROVEMENTS: Lessor will, prior to the Amended Commencement Date, deliver Suite 2200 "As-Is" with the following changes: patch and paint walls, one (1) coat, substantially the same as the wall color in Suite 2050, steam clean carpet, create an interior opening, finished, no door with threshold between Suites 2050 and 2200 as more specifically set forth on Exhibit A attached hereto and made a part hereof.

8.

BROKERAGE: Lessor and Lessee both represent that they have not dealt with any other real estate broker than Bray Realty Advisors, LLC, as Lessor’s representative in connection with the Lease and this Addendum. Lessor is responsible to pay the commission upon execution hereof, if any.

Except as expressly amended hereby, this Lease, as amended, is in full force and effect.

Lessee:	Lessor:

Bright Mountain Holdings, Inc.	OIII Realty Limited Partnership
By: OIII Realty, LLC, general partner

By:	By:
W. K. Speyer, President	Kamala R. Chapman, Manager

(Corporate Seal)	(Partnership Seal)

LEASE INFORMATIONAL SHEET

Lessee’s Name:

Bright Mountain Holdings, Inc.

Lessee’s Address/Phone:

6400 Congress Ave., Suite 2050, Boca Raton, FL 33487

Lessee’s Status/Agent:

Florida Limited Liability Company

Lease Space Sq. Ft.:

4,450 +/-

Commencement Date:

August 15, 2015

Broker Name/Address:

Bray Realty Advisors, LLC, 7450 Liverpool Ct., Boynton Beach, Florida

33472

Annual Rent:

Lease Year

Space

Rent PSF

Annual Gross Rent

1

4,450

$24.21

$107,734.50

2

4,450

$24.94

$110,983.00

3

4,450

$25.69

$114,320.50

4

4,450

$26.46

$ 68,685.75 (7 months)

Monthly Rent (1st Year):

$3,944.08 plus sales tax

Security Deposit

$7,200.00 ($4,700 in Lessor’s possession; $2,500 due at signing)

Renewal Option(s):

one (1) option for three (3) years

Renewal Rent:

The rent for the one (1) three (3) years renewal option will be based on the greater of last month’s rent or the fair market value of like kind office space within Boca Raton plus three (3%) per year increases.

Parking:

Four (4) non-exclusive parking spaces per one thousand square feet of leased space

Lessee’s Use of Premises:

Headquarters of a Technology Company.

Signage:

interior signage on the directory and suite entry door

Special Provisions:

The terms and conditions set forth above are integrated into the Lease as if set forth therein.

Lessor:	Lessee:

By:	By:

July , 2015	July , 2015

4 | Page

Exhibit "A"

Site Plan & Space Plan

(Not to scale)

Second floor space

Suite 2200
Bright Mountain
6-25-15
Suite 2258
Landlord to open wall,
Finished opening no door
with threshold

7450 Liverpool Ct., Boynton Beach, FL 33472 561-292-2494